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                                                                    EXHIBIT 3.44
DSCB204   (Rev. 81)
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      ARTICLES OF INCORPORATION                  PLEASE INDICATE (CHECK ONE) TYPE                 FEE
       (PREPARE IN TRIPLICATE)                   CORPORATION                                   $75.00
     COMMONWEALTH OF PENNSYLVANIA                [X]  DOMESTIC BUSINESS CORPORATION
DEPARTMENT OF STATE - CORPORATION BUREAU         [ ]  DOMESTIC BUSINESS CORPORATION
308 NORTH OFFICE BUILDING, HARRISBURG, PA             A CLOSE CORPORATION  - COMPLETE BACK
              17120                              [ ]  DOMESTIC  PROFESSIONAL CORPORATION
                                                      ENTER BOARD LICENSE NO.
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010  NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER 15 P.S. 2908 B)
      Salem Media of Pennsylvania, Inc.
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011  ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT ACCEPTABLE)
     c/o Timothy M. Slavish, Esq., Thorp, Reed & Armstrong; One Riverfront Center
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012  CITY           033   COUNTY        013   STATE            064  ZIP CODE
     Pittsburgh     Allegheny           Pennsylvania           15222
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050  EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

     The Corporation shall have unlimited power to engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law.



(ATTACH 8 1/2 x 11 SHEET IF NECESSARY)
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The Aggregate Number of Shares, Classes of Shares and Par Value of Shares Which the Corporation Shall have Authority to Issue:
040  Number and Class of Shares
                                          041  Stated Par Value Per         042  Total Authorized Capital     031  Term of Existence

  10,000 Shares, common stock             Share if Any        $ 1.00                $10,000                         perpetual
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The Name and Address of Each Incorporator, and the Number and Class of Shares Subscribed to by each Incorporator
                                                 061, 062
060  Name                                        063, 064  Address  (Street, City, State, Zip Code)       Number & Class of
                                                                                                          Shares
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Timothy M. Slavish, Esq.                         Thorp, Reed & Armstrong                                  1 share, common
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                                                 One Riverfront Center
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                                                 Pittsburgh, PA  15222
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                                                         (ATTACH 8 1/2 x 11 SHEET IF NECESSARY)
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IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed the articles of incorporation
this             8th                     April       87
     ------------------------- DAY OF ----------- 19 ---.
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                                                                                 /s/ Timothy M. Slavish
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                                             - FOR OFFICE USE ONLY -
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030  FILED                              002  CODE       003  REV BOX   SEQUENTIAL NO.      100 MICROFILE NUMBER
     APR 9 1987                            AID                                                           87251712
                                  ----------------
                                     REVIEWED BY     ------------------------------------------------------------

     /s/                                   JJH          004  SICC          AMOUNT        001 CORPORATION NUMBER
                                  ----------------
JAMES J. HAGGERTY                    DATE APPROVED                             $75.00                      973896
                                  -------------------------------------------------------------------------------


                                     DATE REJECTED      CERTIFY TO     INPUT BY         LOG IN    LOG IN (REFILE)
SECRETARY OF COMMONWEALTH                               [ ]  REV.           DP  4.31
                                  ----------------                       ----------------------------------------
DEPARTMENT OF STATE                  MAILED BY   DATE   [ ]  L & I       VERIFIED BY    LOG OUT   LOG OUT (REFILE)
COMMONWEALTH OF PENNSYLVANIA                            [ ]  OTHER         JKS  4/22
                                  -------------------------------------------------------------------------------
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